SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

        Date of Report (Date of earliest event reported): January 9, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

        Washington                      000-29829                91-1815009
(State or other jurisdiction        (SEC File Number)          (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 9.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the twelve months ended December 31, 2003. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the twelve months ended December 31, 2003, was $4,579,393, a 17% increase compared to $3,916,632 for the twelve months ended December 31, 2002. The most significant factor contributing to the increase was a 100% decrease in the provision for loan losses from $954,000 to zero.

            Net interest income for the twelve months ended December 31, 2003, increased $753,343 to $12,540,753 compared to the same period of the prior year. The increase is attributable to a $169,837 increase in interest income and a $583,506 decrease in interest expense.

            Non-interest income decreased $95,965 to $1,846,067 for the twelve months ended December 31, 2003, compared to the same period of the prior year, while non-interest expense increased $648,618 to $7,944,428. The increase in non-interest expense was primarily related to increases in salaries and incentive compensation.

            The federal income tax provision for the twelve months ended December 31, 2003, was $1,863,000, compared to $1,563,000 for the twelve months ended December 31, 2002.

            Pacific's unaudited consolidated balance sheets at December 31, 2003 and December 31, 2002, and unaudited consolidated statements of operations and selected performance ratios for the twelve months ended December 31, 2003 and 2002, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           12-31-03        12-31-02

      Cash & due from banks            $  24,671,805    $   8,845,716
      Taxable securities                  49,224,984       49,309,270
      Non-taxable securities              17,151,767       14,148,651
      Fed funds sold                       5,000,000                0
      Loans held for sale                          0          286,192
      Real estate                        129,717,050      110,006,368
      Commercial                          64,127,389       69,988,114
      Installment                          5,743,663        5,400,553
      Overdrafts                             150,085          108,561
                                       -------------    -------------

      Gross loans                        199,738,186      185,789,788
      Less: Loan loss reserve              2,237,880        2,473,271
                                       -------------    -------------
      Net loans                          197,500,307      183,316,517

      Premises - net                       3,254,350        3,051,735
      Furn., fixtures & equip. - net         712,736          798,367
      Other real estate owned                 98,141          686,735
      BOLI & cash surrender life ins       6,192,821        5,897,621
      Other assets                         2,908,746        2,439,944
                                       -------------    -------------

      TOTAL ASSETS                     $ 306,715,657    $ 268,494,556
                                       =============    =============

      DEPOSITS:
          Demand                       $  43,861,921    $  40,083,893
          Now                             47,387,286       31,029,840
          Money market                    31,797,169       21,621,219
          Savings                         52,308,174       50,542,354
          Time                            85,445,375       81,976,721
                                       -------------    -------------
      Total deposits                     260,799,923      225,254,027

      Fed. funds purchased                         0                0
      Other borrowings                    14,500,000       12,800,000
      Other liabilities                    5,765,491        5,796,835
                                       -------------    -------------
      Total liabilities                  260,799,923      225,254,027
                                       -------------    -------------

      Common stock                         2,521,539        2,512,659
      Additional paid-in capital          10,004,694        9,799,931
      Undivided profits                    8,084,300        7,697,823
      Acc. other comprehensive income        460,317          716,649
      Curr. period profit/(loss)           4,579,393        3,916,632
                                       -------------    -------------
      Total equity                        25,650,242       24,643,694
                                       -------------    -------------

      TOTAL LIABILITIES & EQUITY       $ 306,715,657    $ 268,494,556
                                       =============    =============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                        Twelve Months Ended December 31,
                                             2003            2002
                                             ----            ----

      Interest on loans                  $12,346,514     $12,519,022
      Fees/late charges on loans           1,003,183         778,606
      Interest on investments              2,515,117       2,434,427
      Interest on fed funds sold              84,063          46,984
                                         -----------     -----------
      Total interest income               15,948,876      15,779,039

      Interest exp. on deposits            2,923,337       3,747,325
      Other interest expense                 484,786         244,304
                                         -----------     -----------
      Total interest expense               3,408,123       3,991,629
                                         -----------     -----------

      Net interest income                 12,540,753      11,787,410
      Less: Prov. for loan losses                  0         954,000
                                         -----------     -----------
      Net int. income after prov.         12,540,753      10,833,410

      S/C on deposit accounts                236,052         255,732
      Overdraft charges                      791,217         813,218
      Other charges & fees                   423,037         321,463
      Other income                           395,762         551,619
                                         -----------     -----------
      Total non interest income            1,846,067       1,942,032

      Salaries and employee benefits       4,764,154       4,196,234
      Occupancy and equipment                964,624         983,342
      Other                                2,215,650       2,116,234
                                         -----------     -----------
      Total operating expenses             7,944,428       7,295,810
                                         -----------     -----------
      Income before taxes                  6,442,393       5,479,632
      Income taxes                         1,863,000       1,563,000
                                         -----------     -----------

      NET INCOME                         $ 4,579,393     $ 3,916,632
                                         ===========     ===========

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Twelve Months Ended December 31,
                                             2003            2002
                                             ----            ----

      Net interest margin                     4.72%           5.05%
      Efficiency ratio                       53.77%          53.54%
      Return on average assets                1.61%           1.54%
      Return on average equity               17.10%          15.81%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  January 9, 2004                   By: /s/ John Van Dijk
                                              ----------------------------------
                                              John Van Dijk
                                              Executive Vice President
                                              and Chief Financial Officer






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